EXHIBIT 99.1

EXECUTION COPY

LIMITED WAIVER AGREEMENT

This LIMITED WAIVER AGREEMENT (this “Agreement”) is made as of February 27, 2012, by and among General Maritime Corporation, a Marshall Islands corporation (the “Company”), Oaktree Principal Fund V, L.P., Oaktree Principal Fund V (Parallel), L.P., Oaktree FF Investment Fund, L.P. – Class A, and OCM Asia Principal Opportunities Fund, L.P., each a Cayman Islands exempted limited partnership (each, an “Oaktree Fund” and collectively, “Oaktree”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Equity Purchase Agreement (as defined herein).

W I T N E S S E T H :

WHEREAS, the Company and each of the Oaktree Funds are parties to that certain Equity Purchase Agreement, dated as of December 15, 2011 (the “Equity Purchase Agreement”);

WHEREAS, pursuant to Section 9.08(b) of the DIP Credit Agreement, the Company was required to maintain a minimum cumulative Consolidated EBITDA (as defined in the DIP Credit Agreement) of $2,115,000 for the period commencing on November 1, 2011 and ending on December 31, 2011 and a minimum cumulative Consolidated EBITDA of $4,600,000 for the period commencing on November 1, 2011 and ending on January 31, 2012 (together, the “Minimum Cumulative EBITDA Covenant”), and the Company was not in compliance with the Minimum Cumulative EBITDA Covenant for such periods (the “Minimum EBITDA Default Event”);

WHEREAS, solely as a result of the Minimum EBITDA Default Event, the Company breached the DIP Credit Agreement (the “DIP Credit Agreement Breach”); and

WHEREAS, subject to the terms and conditions of this Agreement, the parties hereto wish to waive certain provisions of the Equity Purchase Agreement as herein provided.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Waiver to Equity Purchase Agreement.  Notwithstanding anything to the contrary contained in the Equity Purchase Agreement:

(a)         Oaktree hereby waives any right to terminate the Equity Purchase Agreement arising solely and directly in respect of the fact of (i) the Minimum EBITDA Default Event, (ii) the DIP Credit Agreement Breach or (iii) any Event of Default (as defined in the DIP Credit Agreement) under Sections 10.02, 10.03 and/or 10.04 of the DIP Credit Agreement arising solely and directly in respect of the fact of (x) the Minimum EBITDA Default Event or (y) the DIP Credit Agreement Breach; and

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(b)         Oaktree hereby waives any failure of the Company to meet the closing conditions set forth in Section 8 or 9 of the Equity Purchase Agreement arising solely and directly in respect of the fact of (i) the Minimum EBITDA Default Event, (ii) the DIP Credit Agreement Breach or (iii) any Event of Default (as defined in the DIP Credit Agreement) under Sections 10.02, 10.03 and/or 10.04 of the DIP Credit Agreement arising solely and directly in respect of the fact of (x) the Minimum EBITDA Default Event or (y) the DIP Credit Agreement Breach.

(c)         Notwithstanding the foregoing, nothing herein shall be deemed a waiver of Oaktree’s right to terminate the Equity Purchase Agreement or a waiver by Oaktree of any failure of the Company to satisfy the conditions set forth in the Equity Purchase Agreement on account of any fact, event or circumstance (other than solely the fact of the Minimum EBITDA Default Event or the fact of the DIP Credit Agreement Breach), including, but not limited to (x) any underlying change, event, occurrence or state of facts giving rise to the Minimum EBITDA Default Event and the DIP Credit Agreement Breach or (y) any matter arising as a consequence of the Minimum EBITDA Default Event or the DIP Credit Agreement Breach.

2.           Consent to DIP Credit Agreement Waiver. Oaktree hereby consents to the Company’s entry into the Waiver and First Amendment to Senior Secured Superpriority Debtor-in-Possession Credit Agreement attached hereto as Exhibit A.

3.           Miscellaneous.

(a)         Integration.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto.

(b)         Headings.  The headings used in this Agreement are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Agreement or any provision hereof.

(c)         Amendments. This Agreement may not be modified or amended except by a written instrument executed by the party to be charged.

(d)         Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  Delivery of any executed counterpart of this Agreement by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

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(e)         GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.  EACH PARTY HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: Executive Vice President

[Signature Page to Limited Waiver to Equity Purchase Agreement]

OAKTREE PRINCIPAL FUND V, L.P.

By:	Oaktree Principal Fund V GP, L.P.
Its:	General Partner

By:	Oaktree Principal Fund V GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Richard J. Goldstein
Name:	Richard J. Goldstein
Title:	Managing Director

By:	/s/ Amy Rice
Name:	Amy Rice
Title:	Vice President

[Signature Page to Limited Waiver to Equity Purchase Agreement]

OAKTREE PRINCIPAL FUND V (PARALLEL), L.P.

By:	Oaktree Principal Fund V GP, L.P.
Its:	General Partner

By:	Oaktree Principal Fund V GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Richard J. Goldstein
Name:	Richard J. Goldstein
Title:	Managing Director

By:	/s/ Amy Rice
Name:	Amy Rice
Title:	Vice President

[Signature Page to Limited Waiver to Equity Purchase Agreement]

OAKTREE FF INVESTMENT FUND, L.P. – CLASS A

By:	Oaktree FF Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree FF Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Richard J. Goldstein
Name:	Richard J. Goldstein
Title:	Managing Director

By:	/s/ Amy Rice
Name:	Amy Rice
Title:	Vice President

[Signature Page to Limited Waiver to Equity Purchase Agreement]

OCM ASIA PRINCIPAL OPPORTUNITIES FUND, L.P.

By:	OCM Asia Principal Opportunities Fund GP, L.P.
Its:	General Partner

By:	OCM Asia Principal Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Richard J. Goldstein
Name:	Richard J. Goldstein
Title:	Managing Director

By:	/s/ Amy Rice
Name:	Amy Rice
Title:	Vice President

[Signature Page to Limited Waiver to Equity Purchase Agreement]

Exhibit A

Waiver to DIP Credit Agreement

WAIVER AND FIRST AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

WAIVER AND FIRST AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT, dated as of February 14, 2012 (this “First Amendment”), by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), the other Guarantors listed on the signature pages hereto (the “Guarantors”), GENERAL MARITIME SUBSIDIARY CORPORATION, a Marshall Islands corporation (“GMSC”), GENERAL MARITIME SUBSIDIARY II CORPORATION, a Marshall Islands corporation (together with GMSC, the “Borrowers”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of November 17, 2011 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to waive certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.           Waiver to Credit Agreement.

1.           Notwithstanding anything to the contrary contained in the Credit Agreement, the Required Lenders hereby waive the Minimum EBITDA covenant set forth in Section 9.08(b) of the Credit Agreement for (x) the period commencing on November 1, 2011 through and including December 31, 2011 and (y) the period commencing on November 1, 2011 through and including January 31, 2012 and, in each case, any Event of Default under Sections 10.02, 10.03 and/or 10.04 arising therefrom (the “Waiver”).

II.          Miscellaneous Provisions.

1.           In order to induce the Lenders to enter into this First Amendment, each of the Borrowers and the Parent hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below) after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.           This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.           This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of any executed counterpart of this First Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

4.           THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

5.           This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Parent, each Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com).

6.           The Parent, each Borrower and each Guarantor as debtor, grantor, pledgor or assignor, or in any other similar capacity in which the Parent, each Borrower and each Guarantor grants liens or security interests in their respective property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Parent, each Borrower and each Guarantor granted liens on or security interests in any of its property pursuant to any such Credit Document as security for the Parent, each Borrower and each Guarantor’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  The Parent, each Borrower and each Guarantor hereby consents to this First Amendment and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as otherwise provided herein, the execution of this First Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

7.           From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the First Amendment Effective Date.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

GENERAL MARITIME CORPORATION,
as Parent

By:	/s/ Jeffrey D. Pribor
Title: Executive Vice President and Chief Financial Officer
Address: 299 Park Avenue, New York, NY 10171
Telephone: (212) 763-5600
Facsimile: (212) 763-5608

GENERAL MARITIME SUBSIDIARY II CORPORATION,
as a Borrower

By:	/s/ Jeffrey D. Pribor
Title: President
Address: 299 Park Avenue, New York, NY 10171
Telephone: (212) 763-5600
Facsimile: (212) 763-5608

GENERAL MARITIME SUBSIDIARY CORPORATION,
as a Borrower

By:	/s/ Jeffrey D. Pribor
Title: President
Address: 299 Park Avenue, New York, NY 10171
Telephone: (212) 763-5600
Facsimile: (212) 763-5608

General Maritime DIP Waiver and First Amendment

ARLINGTON TANKERS LTD.,
as a Guarantor

By:	/s/ John C. Georgiopoulos
Title: President
Address: 299 Park Avenue, New York, NY 10171
Telephone: (212) 763-5600
Facsimile: (212) 763-5608

VISION LTD.
VICTORY LTD.
COMPANION LTD.
COMPATRIOT LTD.
CONSUL LTD.,
each as a Guarantor

By:	/s/ John C. Georgiopoulos
Name: John. C. Georgiopoulos
Title: Director

General Maritime DIP Waiver and First Amendment

GMR CHARTERING LLC
GMR AGAMEMNON LLC
GMR AJAX LLC
GMR ALEXANDRA LLC
GMR ARGUS LLC
GMR DAPHNE LLC
GMR DEFIANCE LLC
GMR ELEKTRA LLC
GMR GEORGE T LLC
GMR HARRIET G LLC
GMR HOPE LLC
GMR HORN LLC
GMR KARA G LLC
GMR MINOTAUR LLC
GMR ORION LLC
GMR PHOENIX LLC
GMR REVENGE LLC
GMR ST. NIKOLAS LLC
GMR SPYRIDON LLC
GMR STRENGTH LLC
GMR ATLAS LLC
GMR HERCULES LLC
GMR MANIATE LLC
GMR SPARTIATE LLC
GMR POSEIDON LLC
GMR ULYSSES LLC
GMR ZEUS LLC,
each as a Guarantor

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Manager

General Maritime DIP Waiver and First Amendment

GENERAL MARITIME MANAGEMENT LLC
GENERAL MARITIME MANAGEMENT (PORTUGAL) LLC
GENERAL MARITIME MANAGEMENT (PORTUGAL) LDA.,
each as a Guarantor

By:	/s/ Milton H. Gonzales, Jr
Name: Milton H. Gonzales, Jr.
Title: Manager

General Maritime DIP Waiver and First Amendment

GENERAL MARITIME CREWING PTE. LTD.,
as Guarantor

The Common Seal of	)
General Maritime Crewing Pte. Ltd.	)
was hereunto affixed in accordance with	)
its Articles of Association	)

/s/ James Paisley
Name:
Director:

/s/ Cher Choon Teck
Name:
Title:

Signature Page to DIP Waiver and First Amendment

CONCORD LTD.
CONTEST LTD.
CONCEPT LTD.
GENERAL PRODUCT CARRIERS CORPORATION
GENERAL MARITIME SUBSIDIARY NSF CORPORATION
GMR ADMINISTRATION CORP.,
each as a Guarantor

By:	/s/ John C. Georgiopoulos
Name:	John. C. Georgiopoulos
Title:	Director

Signature Page to DIP Waiver and First Amendment

GENERAL MARITIME INVESTMENTS LLC
GMR CONCORD LLC
GMR CONSTANTINE LLC
GMR CONTEST LLC
GMR CONCEPT LLC
GMR GP LLC
GMR GULF LLC
GMR LIMITED LLC
GMR PRINCESS LLC
GMR PROGRESS LLC
GMR STAR LLC
GMR TRADER LLC
GMR TRUST LLC,
each as a Guarantor

By:	/s/ John C. Georgiopoulos
Name:	John. C. Georgiopoulos
Title:	Manager

Signature Page to DIP Waiver and First Amendment

GENERAL MARITIME MANAGEMENT (HELLAS) LTD.,
as Guarantor

By:	/s/ Milton H. Gonzales, Jr.
Name:	Milton H. Gonzales, Jr.
Title:	Manager

Signature Page to DIP Waiver and First Amendment

GENERAL MARITIME MANAGEMENT (UK) LLC,
as Guarantor

By:	/s/ John P. Tavlarios
Name:	John P. Tavlarios
Title:	Manager

Signature Page to DIP Waiver and First Amendment

ARLINGTON TANKERS, LLC,
as Guarantor

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title: President and Secretary

Signature Page to DIP Waiver and First Amendment

LIMITED “GENERAL MARITIME CREWING”
as Guarantor

By:	/s/ Gennadiy Liventsov
Name:	Gennadiy Liventsov
Title:	Director

Signature Page to DIP Waiver and First Amendment

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Kren Holm-Jorgensen
Name: Kren Holm-Jorgensen
Title: Senior Vice President

By:	/s/ Henning Lyche Christiansen
Name: Henning Lyche Christiansen
Title: First Vice President

Signature Page to DIP Waiver and First Amendment

SIGNATURE PAGE TO THE WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, THE OTHER GUARANTORS PARTY THERETO, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CITIBANK, N.A.

By:	/s/ Peter Baumann
Name: Peter Baumann
Title: Managing Director

Signature Page to DIP Waiver and First Amendment

SIGNATURE PAGE TO THE WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, THE OTHER GUARANTORS PARTY THERETO, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

DNB Bank ASA (f/k/a DnB NOR BANK ASA).

By:	/s/ Sanjiv Nayar
Name: Sanjiv Nayar
Title: Senior Vice President

By:	/s/ Kjell Tore Egge
Name: Kjell Tore Egge
Title: Senior Vice President

Signature Page to DIP Waiver and First Amendment

SIGNATURE PAGE TO THE WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, THE OTHER GUARANTORS PARTY THERETO, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

HSH Nordbank AG

By:	/s/ R. Vock
Name: R. Vock
Title: Managing Director

By:	/s/ M. Ciossoikowski

Name: M. Ciossoikowski
Title: Senior Vice President

Signature Page to DIP Waiver and First Amendment

SIGNATURE PAGE TO THE WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, THE OTHER GUARANTORS PARTY THERETO, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Kriss Rands
Name: Kriss Rands
Title:

By:	/s/ Malcolm Stonehouse

Name: Malcolm Stonehouse
Title: Client Associate

Signature Page to DIP Waiver and First Amendment